Exhibit 21

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name

Kelly Services (Canada), Ltd.	Canada	Kelly Services

Kelly Properties, Inc.	Michigan	Kelly Properties

Kelly Receivables Services, LLC (a subsidiary of Kelly Properties, Inc.)	Delaware	Kelly Receivables Services

Kelly Services (Ireland), Ltd. (a subsidiary of Kelly Properties, Inc.)	Delaware	Kelly Services

Kelly Services (UK) Ltd. (a subsidiary of Kelly Properties, Inc.)	United Kingdom	Kelly Services, Ltd.

Kelly Payroll Services Limited (a subsidiary of Kelly Properties, Inc.)	United Kingdom	Kelly Services, Ltd.

Kelly Services (Australia), Ltd.	Delaware	Kelly Services

Kelly Services (New Zealand), Ltd.	Delaware	Kelly Services

Kelly Services of Denmark, Inc.	Delaware	Kelly Services

Kelly Services (Nederland), B.V.	Netherlands	Kelly Services

Kelly Administratiekantoor, B.V. (a subsidiary of Kelly Services (Nederland) B.V.)	Netherlands	Kelly Services

Kelly Managed Services (Nederland) B.V.	Netherlands	Kelly Services
(a subsidiary of Kelly Services (Nederland) B.V.)

Kelly Services Norge AS	Norway	Kelly Services

Kelly Services Management AS (a subsidiary of Kelly Services Norge AS)	Norway	Kelly Services

Kelly Services Finland AB (a subsidiary of Kelly Services Norge AS)	Finland	Kelly Services

Kelly Services Mexico, S.A. de C. V.	Mexico	Kelly Services

Outsourcing de Servicios y Manufactura, S.A. (a subsidiary of Kelly Services Mexico, S.A. de C.V. and Kelly Properties, Inc.)	Mexico	Kelly Services

QSM, S.A. de C.V. (a subsidiary of Kelly Services Mexico, S.A. de C.V. and Kelly Properties, Inc.)	Mexico	Kelly Services

Kelly Services (Suisse), SA	Switzerland	Kelly Services

Kelly Services Management S.a.r.l.	Switzerland	Kelly Services

Kelly Services France, S.A.S.	France	Kelly Services

Exhibit 21

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name

Kelly Services, S.A.S. (a subsidiary of Kelly Services France, S.A.S.)	France	Kelly Services

Competences RH, S.a.r.l. (a subsidiary of Kelly Services France, S.A.S.)	France	Competences RH

Kelly Services Luxembourg, S.a.r.l.	Luxembourg	Kelly Services

Kelly Outsourcing & Consulting Group, S.a.r.l. (a subsidiary of Kelly Services Luxembourg, S.a.r.l.)	Luxembourg	Kelly Services

Kelly Services S.p.A.	Italy	Kelly Services

Kelly Management Services, S.r.l.	Italy	Kelly Management Services

Kelly Services Seleccion y Formacion, S.L.	Spain	Kelly Services

Kelly Services Empleo Empresa de Trabajo Temporal, S.L. (a subsidiary of Kelly Services Seleccion y Formacion, S.L.)	Spain	Kelly Services

Kelly Services CIS, Inc.	Delaware	Kelly Services

LLC Kelly Services CIS, Inc.	Russia	Kelly Services

Kelly Services Deutschland GmbH	Germany	Kelly Services

Kelly Services Consulting GmbH (a subsidiary of Kelly Services Deutschland GmbH)	Germany	Kelly Services

Kelly Services GmbH & Co. OHG (subsidiary of Kelly Services Consulting GmbH)	Germany	Kelly Services

access AG (a subsidiary of Kelly Services Deutschland GmbH)	Germany	access

access Recruiting Services GmbH (a subsidiary of access AG)	Austria	access

Kelly Services Interim (Belgium) S.A., N.V.	Belgium	Kelly Services

Kelly Services Outsourcing and Consulting Group S.A., N.V. (a subsidiary of Kelly Services Interim (Belgium) S.A., N.V.)	Belgium	Kelly Services

Kelly Services Sverige AB	Sweden	Kelly Services

Kelly Services AB (a subsidiary of Kelly Services Sverige AB)	Sweden	Kelly Services

Kelly Services – Empressa De Trabalho Temporario, Unipessoal, Lda.	Portugal	Kelly Services

Kelly Services – Gestao De Processos, Lda. (a subsidiary of Kelly Services – Empressa De Trabalho Temporario, Unipessoal, Lda.)	Portugal	Kelly Services

Exhibit 21

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name

Kelly Services Hungary Staffing, LLC	Hungary	Kelly Services

LLC Kelly Services Ukraine	Ukraine	Kelly Services

Talents Czech, s.r.o.	Czech Republic	Talents

Talents Polska Sp.z.o.o.	Poland	Talents

Kelly Services International Yonetim ve Danismanlik Ltd. Sti.	Turkey	Kelly Services

Kelly Services Insan Kaynaklari ve Danismanlik Ltd., Sti. (a subsidiary of Kelly Services International Yonetim ve Danismanlik Ltd. Sti.)	Turkey	Kelly Services

Kelly Services Outsourcing and Consulting Group FZ-LLC	United Arab Emirates	Kelly Services

Toner Graham Limited (a subsidiary of Kelly Services (UK) Ltd.)	United Kingdom	Toner Graham

Kelly Services (Singapore) Pte. Ltd.	Singapore	Kelly Services

BTI Consultants Pte. Ltd. (a subsidiary of Kelly Services (Singapore) Pte. Ltd.)	Singapore	BTI Consultants

P-Serv Pte. Ltd. (a subsidiary of Kelly Services (Singapore) Pte. Ltd.)	Singapore	P-Serv

Shanghai Kelly Services Human Resource Co., Ltd. (a subsidiary of P-Serv Pte. Ltd.)	China	P-Serv

P-Serv (Hong Kong) Ltd. (a subsidiary of P-Serv Pte. Ltd.)	Hong Kong	Kelly Services

Nanchang Kelly Services Human Resources Co., Ltd. (a subsidiary of P-Serv (Hong Kong) Ltd.)	China	P-Serv

Eradekad SDN. BHD.	Malaysia	Kelly Services

Kelly Services (Malaysia), SDN. BHD. (a subsidiary of Eradekad SDN. BHD. and Kelly Services, Inc.)	Malaysia	Kelly Services

Agensi Pekerjaan BTI Consultants SDN. BHD. (a subsidiary of Eradekad SDN. BHD. and Kelly Services, Inc.)	Malaysia	BTI Consultants

BTI Consultants (India) Private Limited	India	BTI Consultants

Kelly Services (India) Pvt. Ltd. (a subsidiary of BTI Consultants (India) Pvt. Ltd.)	India	Kelly Services

BTI Consultants Hong Kong Limited	Hong Kong	BTI Consultants

Exhibit 21

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name

Kelly Services Hong Kong Limited	Hong Kong	Kelly Services

Kelly Services Holding (Thailand) Co. Ltd.	Thailand	Kelly Services

BTI Executive Placement (Thailand) Co. Ltd. (a subsidiary of Kelly Services Holding (Thailand) Co. Ltd.)	Thailand	BTI Consultants

Kelly Services Staffing & Recruitment (Thailand) Co., Ltd. (a subsidiary of Kelly Services Holding (Thailand) Co. Ltd.)	Thailand	Kelly Services

PT Kelly Services Indonesia Ltd.	Indonesia	BTI Consultants

Kelly Services Japan, Inc.	Japan	Kelly Services

BTI Consultants Korea, Ltd.	Korea	BTI Consultants

Kelly Investment and Consulting (Shanghai) Co., Ltd.	China	Kelly Investment and Consulting